                             SUBSCRIPTION AGREEMENT
                       PALOMAR MEDICAL TECHNOLOGIES, INC.

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTIONS 4(2) AND 4(6) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

         IN REACHING THE CONCLUSION THAT BUYER DESIRES TO PURCHASE THE UNITS, BUYER HAS CAREFULLY EVALUATED BUYER'S FINANCIAL RESOURCES AND INVESTMENT POSITION, AND THE RISKS ASSOCIATED WITH THIS INVESTMENT, AND ACKNOWLEDGES THAT
THE UNITS INVOLVE A HIGH DEGREE OF RISK AND THAT BUYER COULD LOSE THE ENTIRE INVESTMENT.

         This Subscription Agreement (the "Agreement") is entered into by and between Palomar Medical Technologies, Inc., a Delaware corporation (the "Company", "PMTI" or "Seller"), and the undersigned (the "Buyer") in connection with the offer and subscription by the Buyer to purchase 60 Units, each Unit for $XXXXXX, for an aggregate amount of ($XXXXXXUS). Each Unit consists of 10,000 shares of PMTI Common Stock (the "Common Stock") and three (3) warrants to purchase Common Stock (the "Warrants") expiring on February 28, 1997 as follows:
Warrant A - representing 7,000 shares of Common Stock at $7.50 per share; Warrant B - representing 5,000 shares of Common Stock at $9.50 per share and; Warrant C - representing 3,000 shares of Common Stock at $11.50 per share (collectively, the "Warrant Shares"). The number of shares of Common Stock issuable upon a cashless exercise shall be determined by multiplying (1) the difference between (a) the closing bid price of the Common Stock on the day prior to the date exercised, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and (b) the exercise price, by (2) the number of Warrant Shares. The shares of Common Stock and the shares of Common Stock underlying the Warrants are collectively referred to as the "Shares". This Subscription and, if accepted by the Company, the offer and sale of the Units, are being made in reliance upon the provisions of Sections 4(2) and 4(6) of the United States Securities Act of 1933, as amended (the "Act"). The undersigned, in order to induce the Company will rely thereon, represents, warrants and agrees as follows:

1.       OFFER TO SUBSCRIBE; PURCHASE PRICE

         The Buyer hereby offers to purchase and subscribes for the number of Units set forth above. The Closing shall be deemed to occur when this Agreement has been executed by both Buyer and Company (the "Closing Date"). The Company agrees to deliver certificates representing the Common Stock and Warrants subscribed within 10 days of Closing. On or prior to the Closing Date, the Buyer shall pay the purchase price by delivering good funds in United States Dollars to the Company by wire transfer to the account set forth below.

         Citibank
         399 Park Avenue
         New York, NY  10048
         ABA 021000089
         Account Number:        40611172
         Account Name:          Dean Witter Reynolds, Inc.
         For Further Credit to: Account Number: 593109782
                                Account Name: Palomar Medical Technologies, Inc.

2.       REPRESENTATIONS AND WARRANTIES BY BUYER

         Buyer hereby represents and warrants as follows:

                (a) Buyer is an Accredited Investor as evidenced by the Buyer meeting at least one of the following standards:

                        (A) is an individual and had income in excess of $200,000 in the two most recent tax years (or $300,000 income jointly with his spouse) and reasonably expect to have income at the same level in the current tax year; or

                        (B) is an individual  and his net worth (i.e.  excess of
                total assets over total liabilities), either individually or together with my spouse, is at least $1,000,000; or

                        (C)   is   a   trust,   corporation,   partnership,   or
                organization defined in Section 501(c)(3) of the Code, not formed for the purpose or purchasing the Units, with assets in excess of $5,000,000; or

                        (D) is a national bank; a state banking institution, the
                business of which is substantially confined to banking and is supervised by state banking officials; a savings and loan association; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company; an investment company registered under the Investment Company Act of 1940; a business development company as defined in
                Section 2(a)(48) of that Act or a private business development company as defined in Section 202(a)(22) of the

               Investment Advisors Act of 1940; a Small Business Investment Company licensed by the Small Business Administration under
               Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
               Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan where the investment decisions are made by accredited investors; or

                        (E) is an entity in which each of the equity owners meet
                the standards set forth in any of the immediately preceding subparagraphs (A), (B), (C), or (D). (IF YOU MEET THE STANDARDS

                IN THIS  SUBPARAGRAPH,  PLEASE ALSO  COMPLETE THE  FOLLOWING:)

                I certify that the following is a complete list of all owners of equity or trustees, that each such owner or trustee has initialed the space opposite his name and that each such owner or trustee understands that by initialing that space he is representing that he is an accredited investor satisfying either A, B, C or D above.

                 Name of Owner of            Type of
                 Equity or Trustee      Accredited Investor      Initials

                 -----------------      -------------------      --------
                 -----------------      -------------------      --------
                 -----------------      -------------------      --------

                (b) The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units and the offer of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (as amended by Amendment No. 1 thereto on Form 10-KSB/A filed with the Securities and Exchange Commission (the "SEC" on August 23, 1996), (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1996 (as amended by Amendment No. 1 thereto on Form 10-QSB/A filed with SEC on August 23, 1996), June 30, 1996 and September 30, 1996, (3) Current Report on Form 8-K, dated May 3, 1996, as amended by Amendment No. 1 thereto on Form 8-K/A dated May 3, 1996,
        (4) definitive Proxy Statement for its 1996 Annual Meeting of Stockholders, and (5) Registration Statement on Form S-3 (the "October Registration Statement") declared effective on October 17, 1996 (Registration No. 333-10681), in each case as filed with the SEC.

                (c) Buyer is acquiring the Units solely for Buyer's own account, for investment, and not with a view to the distribution thereof. Buyer's financial condition is such that he is not under any present necessity or constraint to dispose of the Units to satisfy any existing or contemplated debt or undertaking. If Buyer is a corporation, trust, association, partnership, or any other entity other than an individual, the purchase of the Units by Buyer has been duly authorized as required by law or agreement to be taken, and the Units constitute a legal investment for such entity.

                (d)  Buyer is aware of the  fact  that the  Units  have not been registered under the Securities Act of 1933 (the "Act"), and, accordingly, no federal agency has recommended or endorsed the purchase of the Units or passed on the adequacy or accuracy of the information provided by the Company. Buyer understands that since the Units have not been registered under the Act, they must be held indefinitely unless they are subsequently registered under the Act or unless, in the opinion of counsel for the Company, a sale or transfer may be made without registration thereunder. Buyer agrees that the Units, the Shares and the Warrants may bear a legend restricting the transfer thereof consistent with the foregoing and that a notation may be made in the records of the Company's transfer agent restricting the transfer of the Units in manner consistent with the foregoing.

                (e) Buyer, in electing to subscribe for the Units hereunder, has relied upon an independent investigation made by it and its representative, if any. Buyer has been given no oral or written representations or assurances from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

3.      REGISTRATION RIGHTS

        The Company agrees to file and use reasonable efforts to make effective a registration statement with the Securities and Exchange Commission (the "SEC") (on Form S-3, its successor form, or any other form under the Securities Act of 1933 under which the Shares underlying the Units are eligible to be registered), by January 31, 1997, covering the Shares underlying the Units, at the Company's cost and expense (excluding the costs of legal counsel to the holders of the Units). The Buyer shall furnish the Company with such information as the Company may request in writing and as shall be required in connection with any registration thereunder.

4.      RESALES

        Buyer acknowledges and agrees that the Securities may only be resold (a) pursuant to a Registration Statement under the Act; or (b) pursuant to an exemption from registration.

        If Buyer desires to sell and distribute Shares pursuant to an effective registration statement, then Buyer shall execute and deliver to the Company such written undertakings as the Company and its Counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act and the Exchange Act including, without limitation, providing the Company with 48 hours' prior written notice of each such sale and providing the Company with assurances, reasonably satisfactory to the Company, that Buyer will meet the prospectus delivery requirements under the Security Act.

5.      SUBSEQUENT TRANSFER OF SECURITIES

        Once a registration statement has been filed and declared effective as contemplated in Section 3 above, the Company agrees, and shall instruct its transfer agent, that the Securities may be transferred to any person or entity who is not an affiliate of the Company without (a) any further restriction on transfer or (b) the entry of a "stop transfer" order against such Securities, provided that the person(s) or entity(ies) requesting transfer furnish the appropriate representations to the Company's legal counsel.

6.      RELEASE OF PROCEEDS TO THE COMPANY

        The proceeds of the offering shall be released to the Company upon the Closing of this offering, as defined in Section 1 of this Agreement.

7.      GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts except for matter arising under the Act or the Securities Exchange Act of 1934 which matters shall be construed and interpreted in accordance with such laws.

8.      NOTICES

        All communications hereunder shall be in writing, and, if sent to the Buyer shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confirmed to the Buyer at:

         Name:
         Address:
         City:
         Country:
         Attention:

or, if sent to the Company, shall be delivered, sent by registered mail or by telecopy and confirmed to the Company at:

         Palomar Medical Technologies, Inc.
         66 Cherry Hill Drive
         Beverly, MA  01915
         Attention:  Paul S. Weiner, Director of Finance
         Telephone:        (508) 921-9300
         Telecopy:         (508) 921-5801

9.      FEES AND EXPENSES

        Each of the Buyer and the Seller agrees to pay its own expenses incident on the performance of its obligations hereunder, including but not limited to, the fees, expenses and disbursements of such party's counsel.

        The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this 19 day of December, 1996.



Finmanagement, Inc.
(Printed Name)


         /s/
--------------------------------
Conrad Meyer
(Signature)



(Mailing Address)


THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 27 DAY OF December, 1996.

PALOMAR MEDICAL TECHNOLOGIES, INC.




                                 By:                        /s/
                                        ----------------------------------------
                                 Printed Name/Title:      Steven Georgiev
                                                     Chief Executive Officer
                                                              Chairman